                              THIRD AMENDED AND RESTATED
                                MODIFICATION AGREEMENT


    THIS AGREEMENT is made as of the 23rd day of November, 1988, amended as of February 16, 1990, and amended as of April 12, 1991, between Teksyn, Inc., an Indiana corporation (the "Company"), the purchasers of shares of Series A Preferred Stock of the Company (the "Series A Purchasers") pursuant to she Series A Preferred Stock Purchase Agreement dated as of June 23, 1987 (the "Series A Agreement"), the purchasers of shares of Series B Preferred Stock of the Company (the "Series B Purchasers") pursuant to the Series B Preferred Stock Purchase Agreement dated November 23, 1988 (the "Series B Agreement"), the purchasers of shares of Series C Preferred Stock of the Company (the "Series C Purchasers") pursuant to the Series C Preferred Stock Purchase Agreement dated as of February 16, 1990 (the "Series C Agreement"), the Merger Agreement by and between the Company and TS Capital Corporation (the "Merger Agreement"), or pursuant to the Series C Preferred Stock Purchase Agreement No. 2 dated as of April 12, 1991 (the "Series C Agreement the Company (the "Series D Purchasers") pursuant to the Series D Preferred stock Purchase Agreement dated as of March 12, 1993 (the "Series D Agreement").


                                       RECITALS

    A. Pursuant to the Series A Agreement, the Series A Purchasers were granted certain rights (i) with respect to the registration of the company's securities under the Securities Act of 1933, as amended (the "Securities Act"), as set forth in Section 8 of the Series A Agreement; and (ii) of first refusal to purchase new securities of the Company, as set forth in Section 9 of the Series A Agreement.

    B. The Company issued 255,331 shares of its Series B Preferred Stock (the "Series B Preferred") pursuant to the Series B Agreement and the Merger Agreement.

    C. On November 23, 1988, the Company, the Series A Purchasers and the Series B Purchasers entered into a Modification Agreement (the "Initial Modification Agreement").

    D. The Company issued 312,500 shares of its Series C Preferred Stock (the "Series C Preferred") pursuant to the Series C Agreement.

    E. On February 16, 1990, the Company, the Series A Purchasers, the Series B Purchasers, and the Series C Purchasers entered into an Amended and Restated Modification Agreement (the "Amended and Restated Modification Agreement").

    F. The Company issued 251,080 shares of its Series C Preferred Stock pursuant to the Series C Agreement No. 2.

    G. On April 12, 1991, the Company, the Series A Purchasers, the Series B Purchasers, and the Series C Purchasers entered into a Second Amended and Restated Modification Agreement (the "Second Amended and Restated Modification Agreement").

    H. The Company proposes to issue 400,000 shares of its Series D Preferred Stock pursuant to the Series D Agreement.

    I. The Company has requested, and the Series A Purchasers have agreed, that the registration rights set forth in Section 8 of the Series A Agreement be of no further force and effect, that the Series A Purchasers waive their right of first refusal set forth in Section 9 of the Series A Agreement with respect to the purchase of the Series B Preferred issued pursuant to the Series B Agreement and the Merger Agreement, that the covenants set forth in Sections 7.6 and 7.7 of the Series A Agreement be of no further force and effect and that the rights granted to Series A Purchasers herein supersede the rights granted in the Series A Agreement.

    J. Pursuant to Section 10.4 of the Series A Agreement, the holders of not less than 75% of the shares of the Company's Series A Preferred Stock ("Series A Preferred") and the Common Stock issuable upon conversion of the Series A Preferred may amend the provisions of the Series A Agreement on behalf of all Series A Purchasers.

    K. The Company has further agreed to grant the Series A Purchasers, the Series B Purchasers, the Series C Purchasers and the Series D Purchasers the right to purchase certain future issuances of the Company's securities, and the Series A Purchasers, Series B Purchasers, Series C Purchasers and the Series D Purchasers have agreed to grant the Company the right of first refusal with respect to certain future sales or transfers of their Series A Preferred, Series B Preferred, Series C Preferred and Series D Preferred and Common Stock issuable upon conversion thereof on the terms and conditions set forth herein.

    L. This Third Amended and Restated Modification Agreement completely amends and supersedes the Initial Modification Agreement, the Amended and Restated Modification Agreement and the Second Amended and Restated Modification Agreement.

    NOW THEREFORE, the parties agree as follows:


                                      SECTION 1

               RESTRICTIONS ON TRANSFERABILITY OF SECURITIES;
             COMPLIANCE WITH SECURITIES ACT; REGISTRATION RIGHTS


    1.1 CERTAIN DEFINITIONS. As used in this Agreement, the following terms shall have the following respective meanings:

    "COMMISSION" shall mean the Securities and Exchange Commission or any other federal agency at the time administering the Securities Act.

    "CONVERSION STOCK" shall mean the Common Stock issued or issuable upon conversion of the Preferred Stock.

    "PREFERRED STOCK" shall mean Series A Preferred, Series B Preferred, Series C Preferred or Series D Preferred.

    "PURCHASER" shall mean any Series A Purchaser, Series B Purchaser, Series C Purchaser and Series D Purchaser.

    "SECURITIES ACT" shall mean the Securities Act of 1933, as amended, or any similar federal statute and the rules and regulations of the Commission thereunder, all as the same shall be in effect at the time.

    "RESTRICTED SECURITIES" shall mean the securities of the Company required to bear the legend set forth in Section 1.3 hereof.

    "REGISTRABLE SECURITIES" means (i) shares of the Company's Common Stock issued or issuable pursuant to the conversion of the Preferred Stock; and (ii) any Common Stock of the Company issued or issuable in respect of the shares of the Company's Common Stock or other securities issued or issuable pursuant to the conversion of the Preferred Stock upon any stock split, stock dividend, recapitalization, or similar event, or any Common Stock otherwise issued or issuable with respect to the Preferred Stock, provided, however, that shares of Common Stock or other securities shall only be treated as Registrable Securities if and so long as they have not been (A) sold to or through a broker or dealer or underwriter in a public distribution or a public securities transaction, or
(B) sold in a transaction exempt from the registration and prospectus delivery requirements of the Securities Act under Section 4(1) thereof so that all transfer restrictions and restrictive legends with respect thereto are removed upon the consummation of such sale.

    The terms "REGISTER" "REGISTERED" and "REGISTRATION" refer to a registration effected by preparing and filing a registration statement in compliance with the Securities Act, and the declaration or ordering of the effectiveness of such registration statement.

    "REGISTRATION EXPENSES" shall mean all expenses incurred by the Company in complying with Sections 1.5 and 1.6 hereof, including, without limitation, all registration, qualification and filing fees, printing expenses, escrow fees, fees and disbursements of counsel for the Company, including fees and disbursements of such counsel in representing the Holders, blue sky fees and expenses, and the expense of any special audits incident to or required by any such registration (but excluding the compensation of regular employees of the Company which shall be paid in any event by the Company).

    "SELLING EXPENSES" shall mean all underwriting discounts, selling commissions and stock transfer taxes applicable to the securities registered by the Holders and all fees and disbursements of counsel for any Holders other than Holders who are represented by counsel for the Company.

    "HOLDER" shall mean any Purchaser holding Registrable Securities and any person holding Registrable Securities to whom the rights under this Section 1 have been transferred in accordance with Section 1.14 hereof.

    "INITIATING HOLDERS" shall mean any Purchasers or transferees of Purchasers under Section 1.14 hereof who in the aggregate are Holders of not less than 75% of the Registrable Securities.

    1.2 RESTRICTIONS ON TRANSFERABILITY. The Preferred Stock and the Conversion Stock shall not be sold, assigned, transferred or pledged except upon the conditions specified in this Section l, which conditions are intended to ensure compliance with the provisions of the Securities Act. Each Purchaser and any transferee of such Purchaser will cause any proposed purchaser, assignee, transferee, or pledgee of the Preferred Stock or such Common Stock held by a Purchaser to agree to take and hold such securities subject to the provisions and upon the conditions specified in this Section 1.

    1.3 RESTRICTIVE LEGEND. Each certificate representing (i) the Preferred Stock, (ii) shares of the Company's Common Stock issued upon conversion of the Preferred Stock and (iii) any other securities issued in respect of the Preferred Stock or Common Stock issued upon conversion of the Preferred Stock upon any stock split, stock dividend, recapitalization, merger, consolidation or similar event, shall (unless otherwise permitted by the provisions of Section
1.4 below) be stamped or otherwise imprinted with legends in the following form (in addition to any legend required under applicable state securities laws):

    THE SECURITIES REPRESENTED BY THIS INSTRUMENT HAVE BEEN ACQUIRED FOR INVESTMENT AND HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR THE LAWS OF ANY STATE. THESE SECURITIES MAY NOT BE SOLD, PLEDGED, HYPOTHECATED, OR OTHERWISE TRANSFERRED AT ANY TIME EXCEPT UPON DELIVERY TO THE CORPORATION OF AN OPINION OF COUNSEL SATISFACTORY TO THE CORPORATION AND/OR THE SUBMISSION TO THE CORPORATION OF SUCH OTHER EVIDENCE AS MAY BE SATISFACTORY TO THE CORPORATION THAT ANY SUCH TRANSFER SHALL NOT BE IN VIOLATION OF THE SECURITIES LAWS, OR ANY RULE OR REGULATION
    PROMULGATED THEREUNDER.   THE SHARES REPRESENTED BY THIS CERTIFICATE ARE
    SUBJECT TO CERTAIN RESTRICTIONS UPON AND OBLIGATIONS WITH RESPECT TO TRANSFER PURSUANT TO AN AGREEMENT WITH THE CORPORATION, A COPY OF WHICH MAY BE OBTAINED AT NO COST BY WRITTEN REQUEST MADE BY THE HOLDER OF RECORD OF THIS CERTIFICATE TO THE SECRETARY

    OF THE CORPORATION AT THE PRINCIPAL EXECUTIVE OFFICES OF THE CORPORATION.

    INFORMATION REGARDING THE RELATIVE RIGHTS, PREFERENCES, AND LIMITATIONS APPLICABLE TO THE CLASS (AND SERIES, IF ANY) OF WHICH THE SHARES REPRESENTED BY THIS CERTIFICATE ARE A PART, WILL BE FURNISHED TO THE HOLDER HEREOF WITHOUT CHARGE UPON REQUEST SUBMITTED IN WRITING TO THE SECRETARY OF THE CORPORATION.

    Certificates issued pursuant to the Merger Agreement may also bear the following legend:

    IT IS UNLAWFUL TO CONSUMMATE A SALE OR TRANSFER OF THIS SECURITY, OR ANY INTEREST THEREIN, OR TO RECEIVE ANY CONSIDERATION THEREFOR, WITHOUT THE PRIOR WRITTEN CONSENT OF THE COMMISSIONER OF CORPORATIONS OF THE STATE OF CALIFORNIA, EXCEPT AS PERMITTED IN THE COMMISSIONER'S RULES.

    Each Purchaser and Holder consents to the Company making a notation on its records and giving instructions to any transfer agent of the Preferred Stock or the Common Stock in order to implement the restrictions on transfer established in this Section 1.

    1.4 NOTICE OF PROPOSED TRANSFERS. The holder of each certificate representing Restricted Securities by acceptance thereof agrees to comply in all respects with the provisions of this Section 1.4. Prior to any proposed sale, assignment, transfer or pledge of any Restricted Securities (other than (i) a transfer not involving a change in beneficial ownership or (ii) in transactions involving the distribution without consideration of Restricted Securities by any of the Purchasers to any of their partners, or retired partners, or to the estate of any of its partners or retired partners), unless there is in effect a registration statement under the Securities Act covering the proposed transfer, the holder thereof shall give written notice to the Company of any such holder's intention to effect such transfer, sale, assignment or pledge. Each such notice shall describe the manner and circumstances of the proposed transfer, sale, assignment or pledge in sufficient detail, and shall be accompanied, at such holder's expense by either (i) an unqualified written opinion of legal counsel who shall, and whose legal opinion shall be, reasonably satisfactory to the Company addressed to the Company, to the effect that the proposed transfer of the Restricted Securities may be effected without registration under the Securities Act, or (ii) a "no action" letter from the Commission to the effect that the transfer of such securities without registration will not result in a recommendation by the staff of the Commission that action be taken with respect thereto, whereupon the holder of such Restricted Securities shall be entitled to transfer such Restricted Securities in accordance with the terms of the notice delivered by the holder to the Company. Each certificate evidencing the Restricted Securities transferred as above provided shall bear, except if such transfer is made pursuant to Rule 144, the appropriate restrictive legend set forth in Section 1.3 above, except that such certificate shall not bear such restrictive legend if in the opinion of counsel for such holder and the Company such legend is not required in order to establish compliance with any provisions of the Securities Act or any state securities law.

    1.5  REQUESTED REGISTRATION.

         (a) REQUEST FOR REGISTRATION. In case the Company shall receive from Initiating Holders, at any time following the earlier of June 30, 1990 -or six months following the effective date of the initial public offering of Common Stock of the Company, a written request that the Company effect any registration, qualification or compliance with respect to Registrable Securities the Company will:

              (i) promptly give written notice of the proposed registration, qualification or compliance to all other Holders; and

              (ii) as soon as practicable, use its best efforts to effect the registration, qualification or compliance (including, without limitation, to execute an undertaking to file post-effective amendments, to make appropriate qualification under applicable blue sky or other state securities laws and to make appropriate compliance with applicable regulations issued under the Securities Act and any other governmental requirements or regulations) of at least 20% of the Registrable Securities of each Holder who made such request, together with at least 20% of the Registrable Securities of any Holder or Holders joining in such request as specified in a written request received by the Company within 20 days after receipt of such written notice from the Company;

    Provided, however, that the Company shall not be obligated to take any action to effect any such registration, qualification or compliance pursuant to this Section 1.5:

         (A) In any particular jurisdiction in which the Company would be required to execute a general consent to service of process in effecting such registration, qualification or compliance unless the Company is already subject to service in such jurisdiction and except as may be required by the Securities Act;

         (B) Prior to the expiration of 180 days after the effective date of any registration statement pertaining to securities of the Company (other than a registration of securities in a Rule 145 transaction or with respect to an employee benefit plan);

         (C) During the period starting with the date sixty (60) days prior to the Company's estimated date of filing of, and ending on the date six (6) months immediately following, the effective date of any registration statement pertaining to securities of the Company (other than a registration of securities in a Rule 145 transaction or with respect to an employee benefit plan), provided that the Company is actively employing in good faith all reasonable efforts to cause such registration statement to become effective and that the Company's estimate of the date of filing such registration statement is made in good faith;

         (D) After the Company has effected two such registrations pursuant to this subparagraph 1.5(a) and such registrations have been declared or ordered effective;

         (E) If the Company shall furnish to such Holders a certificate signed by the President of the Company stating that in the good faith judgment of the Board of Directors it would be seriously detrimental to the Company or its shareholders for a registration statement to be filed in the near future, then the Company's obligation to use its best efforts to register, qualify or comply under this Section 1.5 shall be deferred for a period not to exceed 120 days during which period the Company may not file a registration statement for its own account (other than a registration of securities in a Rule 145 transaction or with respect to an employee benefit plan).

    Subject to the foregoing clauses (A) through (E), the Company shall file a registration statement covering the Registrable Securities so requested to be registered as soon as practicable, after receipt of the request or requests of the Initiating Holders.

         (b) UNDERWRITING. The right of any Holder to registration pursuant to Section 1.5 shall be conditioned upon such Holder's participating in the underwriting arrangements required by this Section 1.5 and the inclusion of such Holder's Registrable Securities to the extent requested in the underwriting to the extent provided herein.

    The Company shall (together with all Holders proposing to distribute their securities through such underwriting) enter into an underwriting agreement in customary form with the managing underwriter selected for such underwriting by a majority in interest of the Initiating Holders. Notwithstanding any other provision of this Section 1.5, if the managing underwriter advises the Initiating Holders in writing that marketing factors require a limitation of the number of shares to be underwritten, then the Initiating Holders shall so advise all holders of Registrable Securities and the number of shares of Registrable Securities that may be included in the registration and underwriting shall be allocated among all Holders thereof in proportion, as nearly as practicable, to the respective amounts of Registrable Securities held by such Holders at the time of filing the registration statement. No Registrable Securities excluded from the underwriting by reason of the underwriter's marketing limitation shall be included in such registration.

    If any Holder of Registrable Securities disapproves of the terms of the underwriting, such person may elect to withdraw theref rom by written notice to
the Company, the managing underwriter and the Initiating Holders.   The
Registrable Securities and/or other securities so withdrawn shall also be withdrawn from registration, and such Registrable Securities shall not be transferred in a public distribution prior to 90 days after the effective date of such registration; provided, however, that, if by the withdrawal of such Registrable Securities a greater number of Registrable Securities held by other Holders may be included in such registration (up to the maximum of any limitation imposed by the underwriters), then the Company shall offer to all Holders who have included Registrable Securities in the registration the right to include additional Registrable Securities in the same proportion used in determining the underwriter limitation in this Section 1.5(b).

    1.6  COMPANY REGISTRATION.

         (a) NOTICE OF REGISTRATION. If at any time or from time to time the Company shall determine to register any of its securities, either for its own account or the account of a security holder or holders, other than (i) a registration relating solely to employee benefit plans, or (ii) a registration relating solely to a Securities and Exchange Commission Rule 145 transaction, the Company will:

              (i)  promptly give to each Holder written notice thereof; and

              (ii) include in such registration (and any related qualification under blue sky laws or other compliance), and in any underwriting involved therein, all the Registrable Securities specified in a written request or requests, made within 120 days after receipt of such written notice from the Company, by any Holder.

         (b) UNDERWRITING. If the registration of which the Company gives notice is for a registered public offering involving an underwriting, the Company shall so advise the Holders as a part of the written notice given pursuant to Section 1.6(a) (i). In such event the right of any Holder to registration pursuant to Section 1.6 shall be conditioned upon such Holder's participation in such underwriting and the inclusion of Registrable Securities in the underwriting to the extent provided herein. All Holders proposing to distribute their securities through such underwriting shall (together with the Company and the other holders distributing their securities through such underwriting) enter into an underwriting agreement in customary form with the managing underwriter selected for such underwriting by the Company. Notwithstanding any other provision of this Section 1.6, if the managing underwriter determines that marketing factors require a limitation of the number of shares to be underwritten, the managing underwriter may limit the Registrable Securities to be included in such registration. The Company shall so advise all Holders and the number of shares of Registrable Securities that may be included in the registration and underwriting shall be allocated among all Holders in proportion, as nearly as practicable, to the respective amounts of Registrable Securities held by such Holders at the time of filing the registration statement. If any Holder disapproves of the terms of any such underwriting, he may elect to withdraw therefrom by written notice to the Company and the managing underwriter. Any securities excluded or withdrawn from such underwriting shall be withdrawn from such registration, and shall not be transferred in a public distribution prior to ninety days after the effective date of the registration statement relating thereto.

         (c) RIGHT TO TERMINATE REGISTRATION. The Company shall have the right to terminate or withdraw any registration initiated by it under this
Section 1.6 prior to the effectiveness of such registration whether or not any Holder has elected to include securities in such registration.

    1.7  REGISTRATION ON FORM 5-3.

         (a) If any Holder or Holders representing not less than 20% of the Registrable Securities request that the Company file a registration statement on Form 5-3 (or any successor form to Form 5-3) for a public offering of shares of the Registrable Securities the reasonably anticipated aggregate price to the public of which would exceed $1,000,000, and the Company is a registrant entitled to use Form 5-3 to register the Registrable Securities for such an offering, the Company shall use its best efforts to cause such Registrable Securities to be registered for the offering on such form; provided, however, that the Company shall riot be required to effect more than one registration pursuant to this
Section 1.7 in any six (6) month period. The substantive provisions of Section l.5.,(a)(i), the first paragraph of (a) (ii) and (b) shall be applicable to each registration initiated under this Section 1.7.

         (b) Notwithstanding the foregoing, the Company shall not be obligated to take any action pursuant to this Section 1.7: (i) in any particular jurisdiction in which the Company would be required to execute a general consent to service of process in effecting such registration, qualification or compliance unless the Company is already subject to service in such jurisdiction and except as may be required by the Securities Act; (ii) if the Company, within ten (10) days of the receipt of the request of the Holder or Holders, gives notice of its bona fide intention to effect the filing of a registration statement with the Commission within ninety (90) days of receipt of such request (other than with respect to a registration statement relating to a Rule 145 transaction, an offering solely to employees or any other registration which is not appropriate for the registration of Registrable Securities); (iii) during the period starting with the date sixty (60) days prior to the Company's estimated date of filing of, and ending on the date six (6) months immediately following, the effective date of any registration statement pertaining to securities of the Company (other than a registration of securities in a Rule 145 transaction or with respect to an employee benefit plan), provided that the Company is actively employing in good faith all reasonable efforts to cause such registration statement to become effective and that the Company's estimate of the date of filing such registration statement is made in good faith; (iv) if the Company shall furnish to such Holder a certificate signed by the President of the Company stating that in the good faith judgment of the Board of Directors it would be seriously detrimental to the Company or its shareholders for registration statements to be filed in the near future, then the Company s obligation to use its best efforts to file a registration statement shall be deferred for a period not to exceed 120 days from the receipt of the request to file such registration by such Holder during which period the Company may not file a registration statement for its own account (other than a registration of securities in a Rule 145 transaction or with respect to an employee benefit plan); or (v) after the Company has effected three such registrations pursuant to this subparagraph 1.7 and such registrations have been declared or ordered effective. In no event shall the Company be required to keep any such registration statement effective for a period of more than six months.

         1.8  LIMITATIONS ON SUBSEQUENT REGISTRATION RIGHTS:
              TERMINATION OF REGISTRATION RIGHTS.

         (a) LIMITATION ON SUBSEQUENT REGISTRATION RIGHTS From and after the date of this Agreement, the Company shall not enter into any agreement granting any holder or prospective holder of any securities of the Company registration rights with respect to such securities unless (i) such new registration rights are on a shared pro rata basis with rights of the Holders hereunder; or (ii) such new registration rights are subordinate to the registration rights granted Holders hereunder.

         (b)  TERMINATION OF REGISTRATION RIGHTS.   Notwithstanding any other
provision in this Section 1, registration rights granted pursuant to Section 1 hereof shall terminate: (i) with respect to Holders other than affiliates (as defined in Rule 405 under the Securities Act) of the Company, if granted under
Section 1.6, five (5) years after the effective date of the Company's initial public offering having a minimum aggregate gross offering price of $5,000,000 and a minimum price per share of $5.56 adjusted for stock splits, stock dividends and recapitalizations, and if granted under Section 1.7 on December 31, 1998; and (ii) as to any Holder, at the later of five (5) years after the effective date of the Company's initial public offering having a minimum gross offering price of $5,000,000 and a minimum price per share of $5.56 adjusted for stock splits, stock dividends and recapitalizations or the date such Holder can sell all Registrable Securities held by such Holder within a single three month period pursuant to Rule 144 under the Securities Act.

    1.9  EXPENSES OF REGISTRATION.

         (a) All Registration Expenses incurred in connection with (i) the two registrations pursuant to Section 1.5 and (ii) all registrations pursuant to
Section 1.6 shall be borne by the Company. Unless otherwise stated, all Selling Expenses relating to securities registered on behalf of the Holders shall be borne by the Holders of such securities pro rata on the basis of the number of shares so registered.

         (b) All Registration Expenses and Selling Expenses incurred in connection with a registration pursuant to Section 1.7 shall be borne pro rata by the Holder or Holders requesting the registration on Form 5-3 according to the number of Registrable Securities included in such registration.

    1.10 REGISTRATION PROCEDURES. In the case of registration, qualification or compliance effected by the Company pursuant to this Section l, the Company will keep each Holder advised in writing as to the initiation of each registration, qualification and compliance and as to the completion thereof. At its expense the Company will:

         (a) Prepare and file with the Commission a registration statement with respect to such securities and use its best efforts to cause such registration statement to become and remain effective for at least one hundred eighty (180) days or until the distribution described in the Registration Statement has been completed.

         (b) Furnish to the Holders participating in such registration and to the underwriters of the securities being registered such reasonable number of copies of the registration statement, preliminary prospectus, final prospectus and such other documents as such underwriters may reasonably request in order to facilitate the public offering of such securities.

    1.11 INDEMNIFICATION.

         (a) The Company will indemnify each Holder, each of its officers and directors and partners, and each person controlling such Holder within the meaning of the Securities Act, with respect to which registration, qualification or compliance has been effected pursuant to this Section 1, and each underwriter, if any, and each person who controls any underwriter within the meaning of the Securities Act, against all expenses, claims, losses, damages or liabilities (or actions in respect thereof), including any of the foregoing incurred in settlement of any litigation or proceedings, commenced or threatened, arising out of or based on any untrue statement (or alleged untrue statement) of a material fact contained in any registration statement, prospectus, offering circular or other document, or any amendment or supplement thereto, incident to any such registration, qualification or compliance, or based on any omission (or alleged omission) to state therein a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances in which they were made, not misleading, or any violation by the Company of any rule or regulation promulgated under the Securities Act applicable to the Company in connection with any such registration, qualification or compliance, and the Company will reimburse each such Holder, each of its officers and directors and partners, and each person controlling such Holder, each such underwriter and each person who controls any such underwriter, for any legal and any other expenses reasonably incurred in connection with investigating, preparing or defending any such claim, loss, damage, liability or action, provided, that the Company will not be liable in any such case to the extent that any such claim, loss, damage, liability, action or expense arises out of or is based on any untrue statement or omission or alleged untrue statement or omission, made in reliance upon and in conformity with written information furnished to the Company by an instrument duly executed by such Holder, officer, director or partner, controlling person or underwriter and stated to be specifically for use therein.

         (b) Each Holder will, if Registrable Securities held by such Holder are included in the securities as to which such registration, qualification or compliance is being effected, indemnify the Company, each of its directors and officers, each underwriter, if any, of the Company's securities covered by such a registration statement, each person who controls the Company or such underwriter within the meaning of the Securities Act, and each other such Holder, each of its officers and directors and partners and each person controlling such Holder within the meaning of the Securities Act, against all claims, losses, damages and liabilities (or actions in respect thereof) arising out of or based on any untrue statement (or alleged untrue statement) of a material fact contained in any such registration statement, prospectus, offering circular or other document, or any omission (or alleged omission) to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and will reimburse the Company, such Holders, such directors, officers, partners, underwriters or control persons for any legal or any other expenses reasonably incurred in connection with investigating or defending any such claim, loss, damage, liability or action, in each case to the extent, but only to the extent, that such untrue statement (or alleged untrue statement) or omission (or alleged omission) is made in such registration statement, prospectus, offering circular or other document in reliance upon and in conformity with written information furnished to the Company by an instrument duly executed by such Holder and stated to be specifically fur use therein.

         (c) Each party entitled to indemnification under this Section 1.11 (the "Indemnified Party") shall give notice to the party required to provide indemnification (the "Indemnifying Party) promptly after such Indemnified Party has actual knowledge of any claim as to which indemnity may be sought, and shall permit the Indemnifying Party to assume the defense of any claim or any litigation resulting therefrom, provided that counsel for the Indemnifying Party, who shall conduct the defense of such claim or litigation, shall be approved by the Indemnified Party (whose approval shall not unreasonably be withheld), and the Indemnified Party may participate in such defense at such party's expense, and provided further that the failure of any Indemnified Party to give notice as provided herein shall not relieve the Indemnifying Party of its obligations under this Section I unless the failure to give such notice is materially prejudicial to an Indemnifying Party's ability to defend such action. No Indemnifying Party, in the defense of any such claim or litigation, shall, except with the consent of each Indemnified Party, consent to entry of any judgment or enter into any settlement which does not include as an unconditional term thereof the giving by the claimant or plaintiff to such Indemnified Party of a release from all liability in respect to such claim or litigation.

         (d) In the event of a conflict between the terms of any underwriting agreement entered into by the Company and this Section 1.11, the terms of such underwriting agreement shall govern.

    1.12 INFORMATION BY HOLDER.  The Holder or Holders of Registrable
Securities included in any registration shall furnish to the Company such information regarding such Holder or Holders, the Registrable securities held by them and the distribution proposed by such Holder or Holders as the Company may reasonably request in writing and as shall be required in connection with any registration, qualification or compliance referred to in this Section 1.

    1.13 RULE 144 REPORTING. With a view to making available the benefits of certain rules and regulations of the Commission which may at any time permit the sale of the Restricted Securities to the public without registration, after such time as a public market exists for the Common Stock of the Company, the Company agrees to use its best efforts to:

         (a) Make and keep public information available, as those terms are understood and defined in Rule 144 under the Securities Act, at all times after the effective date that the Company becomes subject to the reporting requirements of the Securities Act or the Securities Exchange Act of 1934, as amended.

         (b) Use its best efforts to file with the Commission in a timely manner all reports and other documents required of the Company under the Securities Act and the Securities Exchange Act of 1934, as amended (at any time after it has become subject to such reporting requirements);

         (c) So long as a Purchaser owns any Restricted Securities to furnish to the Purchaser forthwith upon request a written statement by the Company as to its compliance with the reporting requirements of said Rule 144 (at any time after 90 days after the effective date of the first registration statement filed by the Company for an offering of its securities to the general public), and of the Securities Act and the Securities Exchange Act of 1934 (at any time after it has become subject to such reporting requirements), a copy of the most recent annual or quarterly report of the Company, and such other reports and documents of the Company and other information in the possession of or reasonably obtainable by the Company as a Purchaser may reasonably request in availing itself of any rule or regulation of the Commission allowing a Purchaser to sell any such securities without registration.

    1.14 TRANSFER OF REGISTRATION RIGHTS. The rights to cause the Company to register securities granted Purchasers under Sections 1.5, 1.6 and 1.7 may be assigned to a transferee or assignee in connection with any transfer or assignment of Registrable Securities by a Purchaser (together with any affiliate) provided that: (i) such transfer may otherwise be effected in accordance with applicable securities laws, (ii) that the Purchaser obtains the Company's prior written consent to effect such transfer, which consent shall not be unreasonably withheld and (iii) that such assignee or transferee acquire at least 20% of a purchaser's shares of Preferred Stock and Conversion Stock. Notwithstanding the foregoing, the rights to cause the Company to register securities may be assigned to any constituent partner or shareholder of a Purchaser or affiliate of a corporate Purchaser, without compliance with items
(ii) and (iii) above provided written notice thereof is promptly given to the Company.

    1.15 STANDOFF AGREEMENT. Each Holder agrees in connection with the Company's initial public offering of the Company's securities that, upon request of the Company or the underwriters managing any underwritten offering of the Company's securities, not to sell, make any short sale of, loan, grant any option for the purchase of, or otherwise dispose of any Registrable Securities (other than those included in the registration) without the prior written consent of the Company or such underwriters, as the case may be, for such period of time (not to exceed one hundred twenty (120) days) from the effective date of such registration; provided that the officers and directors of the Company who own stock of the Company also agree to such restrictions.

                                      SECTION 2

                   PURCHASERS' AND COMPANY RIGHTS OF FIRST REFUSAL

    2.1 RIGHT OF FIRST OFFER ON NEW SECURITIES. The Company hereby grants to each Purchaser the right of first offer to purchase, pro rata, all or any part of New Securities (as defined in this Section 2.1) which the Company may, from time to time, propose to sell and issue. A pro rata share, for purposes of this right of first offer, is the ratio that the sum of the number of shares of preferred Stock and Conversion Stock held by each purchaser bear to the total number of shares of preferred Stock and Conversion Stock held by all purchasers with such right of first refusal.

         (a) Except as set forth below, "New Securities" shall mean any shares of capital stock of the Company including common stock and preferred stock, whether now authorized or not, and rights, options or warrants to purchase said shares of common stock or preferred stock, and securities of any type whatsoever that are, or may become, convertible into said shares of common stock or preferred stock. Notwithstanding the foregoing, "New Securities" does not include (i) Preferred Stock issued pursuant to the Series A Agreement, the Series B Agreement, the Merger Agreement, the Series C Agreement, the Series C Agreement No. 2, and the Series D Agreement, including Common Stock issuable upon conversion of the Preferred Stock, (ii) Preferred Stock issued pursuant to a warrant to purchase 14,063 shares of Series C Preferred Stock including Common Stock issuable upon conversion thereof, (iii) securities issued pursuant to the acquisition of another corporation by the Company by merger, purchase of substantially all of the assets or other reorganization whereby the Company or its shareholders own not less than fifty-one percent (51%) of the voting power of such corporation, (iv) up to 250,000 shares of the Company's Common Stock (net of repurchases), or related options convertible into such Common Stock, issued to (a) employees, officers and directors of, and consultants to, the Company, pursuant to any arrangement approved by the Board of Directors of the Company, or (b) to vendors, licensors or licensees, guarantors of debt or equipment leases or pursuant to joint venture arrangements, (v) any security if Purchasers holding at least 75% of the outstanding Preferred Stock (or the Common stock issued in respect thereof, or any combination of such Preferred Stock and such Common Stock) consent in writing that the right of first refusal shall not apply to such securities, (vi) stock issued pursuant to the exercise of any rights or agreements to acquire Common Stock including without limitation convertible securities, options and warrants, provided that the rights of first refusal established by this Section 2.1 apply with respect to the initial sale or grant by the Company of such rights or agreements and (vii) stock issued in connection with any stock split, stock dividend or recapitalization by the Company.

         (b) In the event the Company proposes to undertake an issuance of New Securities, it shall give each purchaser written notice of its intention, describing the type of New Securities, and the price and terms upon which the Company proposes to issue the same. Each Purchaser shall have twenty-one (21) days from the date of receipt of any such notice to agree to purchase up to the Purchaser's pro rata share of such New Securities for the price and upon the terms specified in the notice by giving written notice to the Company and stating therein the quantity of New Securities to be purchased.

         (c) In the event a Purchaser fails to exercise the right of first refusal within said twenty-one (21) day period, the Company shall have ninety
(90) days thereafter to sell or enter into an agreement (pursuant to which the sale of New securities covered thereby shall be closed, if at all, within sixty
(60) days from the date of such agreement) to sell the New Securities not elected to be purchased by Purchasers at the price and upon the terms no more favorable to the purchasers of such securities than specified in the Company's notice. In the event the Company has not sold the New securities or entered into an agreement to sell the New Securities within said ninety (90) day period (or sold and issued New Securities in accordance with the foregoing within sixty
(60) days from the
date of said agreement), the Company shall not thereafter issue or sell any New Securities, without first offering such securities to the purchasers in the manner provided above.

         (d) The right of first offer granted under this Agreement shall expire upon the first to occur of the following: (i) the closing of the first public offering of the Common Stock of the Company to the general public which is effected pursuant to a registration statement filed with, arid declared effective by, the Commission under the Securities Act at a minimum aggregate gross offering price of $5,000,000 and minimum price per share of $5.56 (subject to adjustment for stock splits, stock dividends or recapitalization); (ii) as to a Purchaser if a Purchaser (when aggregated with any of such Purchaser's wholly-owned subsidiaries or constituent partners or shareholders) no longer holds 50% of the Preferred Stock issued to Purchaser or 50% of the Common Stock issued upon conversion of the Preferred Stock or 50% of any combination of said Preferred Stock and Common Stock issued to the Purchaser, all as adjusted for stock splits, stock dividends, and recapitalizations.

         (e) The right of first offer hereunder is not assignable except by each of such Purchasers to any wholly-owned subsidiary or constituent partner (including limited partners) or shareholders.

    2.2 RIGHT OF FIRST REFUSAL. Before any shares of Preferred Stock and/or Conversion Stock registered in the name of Purchaser may be sold or transferred (including transfer by operation of law), such shares shall first be offered to the Company (or its assignees) and to the shareholders of the Company as follows:

         (a) The purchaser shall deliver a notice ("Notice") to the Company stating (i) such Purchaser's bona fide intention to sell or transfer such shares, (ii) the number of such shares to be sold or transferred, (iii) the price for which the Purchaser proposes to sell or transfer such shares, and (iv) the name of the proposed purchaser or transferee.

         (b) Within fifteen (15) days after receipt of the Notice, the Company (or its assignee or assignees designated by the board of directors with the written consent of holders, other than the Purchaser who delivered the Notice, of not less than 75% of the outstanding shares of Preferred stock and/or Conversion Stock of the Company) may elect to purchase any or all shares to which the Notice refers, at the price per share specified in the Notice.

         (c) In the event the Company (together with its permitted assignees) elects under (b) above to purchase less than all of the shares to which the Notice refers, the Company shall promptly (and in all events within the fifteen day period specified in (b) above) give written notice to all holders of outstanding shares of Preferred Stock and/or Conversion Stock setting forth the terms of the notice and the number of shares to which the Notice refers which
are available for purchase.   For a period of fifteen (15) days following
receipt of notice from the Company, each holder of Preferred stock and/or Conversion Stock, subject to qualification under or other compliance with applicable federal and state blue sky/securities laws, as reasonably determined by counsel for the Company, shall have the right to purchase a pro rata portion of any or all of such available shares as specified in the Notice. Each holder's pro rata portion shall be based on the ratio of the number of shares of Corporation Preferred Stock and/or Conversion Stock owned by such holder to the total number of shares of Preferred Stock and Conversion Stock of all holders other than the Purchaser giving the Notice. Each holder electing to purchase shares shall specify the maximum number of shares such holder is willing to purchase, including shares available for purchase by reason of another holder's election not to purchase or ineligibility to purchase by virtue of Federal and/or state blue sky/securities laws.

         (d) If all of the shares to which the Notice refers are not elected to be purchased, as provided in subparagraph (b) above, the Purchaser may sell the remaining shares to any person named in the Notice at the price specified in the Notice or at a higher price, provided that such sale or transfer is consummated within 60 days of the date of said Notice to the Company, and provided, further, that any such sale is in accordance with all the terms and conditions hereof and such purchaser or transferee agrees to be bound by all the restrictions and provisions hereof.

    The provisions of this Section 2.2 shall terminate on the closing date of a registration statement filed by the Company under the Securities Act of 1933 with respect to an underwritten public offering of Common Stock of the Company for a minimum aggregate gross offering price of $5,000,000 and a minimum price per share of $5.56. The provisions of subparagraphs (a), (b) and (c) shall not apply to a transfer of any shares of Preferred Stock and/or Conversion Stock by a purchaser as a result of the dissolution of Purchaser, a reorganization or acquisition of Purchaser in connection with which the shareholders or partners or other equity owners of purchaser own, after consummation of such reorganization or acquisition, at least 51% of the voting power of the reorganized, acquiring or surviving entity, or as a distribution to a constituent partner or shareholder of the Purchaser; provided, in each such case a transferee shall receive and hold such shares subject to the provisions and restrictions on transfer of this Agreement and there shall be no further transfer of such shares except in accordance herewith.

                                      SECTION 3

                                   WAIVER OF RIGHTS

    In consideration of the rights granted herein, (i) the registration rights granted to the Series A Purchasers pursuant to Section 8 of the Series A Agreement are amended in full to read as set forth in this Agreement, and such registration rights as set forth in Section 8 of the Series A Agreement are null and void and of no further force and effect, (ii) the Series A Purchasers waive their right of first refusal as set forth in Section 9 of the Series A Agreement, and such right of first refusal as set forth in Section 9 of the Series A Agreement is null and void and of no further force and effect and is amended in its entirety to read as set forth in this Agreement, (iii) the Series A Purchasers waive compliance with the covenants set forth in Sections 7.6 and
7.7 of the Series A Agreement relating to Section 351 transfers, which covenants are null and void and of no further force and effect, and (iv) the Series A Purchasers, Series B Purchasers and Series C Purchasers waive their right of first refusal as set forth in Section 2 of the Second Amended And Restated Modification Agreement.

                                      SECTION 4

                                    MISCELLANEOUS

    4.1 GOVERNING LAW. This Agreement shall be governed in all respects by the laws of the St-ate of Indiana.

    4.2 SUCCESSORS AND ASSIGNS. Except as otherwise provided herein, the provisions of this Agreement shall inure to the benefit of, and be binding upon, the successors, assigns, heirs, executors and administrators of the parties to this Agreement.

    4.3 ENTIRE AGREEMENT; AMENDMENT. This Agreement, the Series A Agreement, the Series B Agreement, the Merger Agreement, the Series C Agreement, the Series C Agreement No. 2, and the Series D Agreement constitute the full and entire understanding and agreement among the parties with regard to the subjects hereof and thereof. Neither this Agreement nor any term hereof may be amended, waived, discharged, or terminated other than (i) with respect to Section l of this Agreement, by a written instrument signed by the Company and the holders of not less than 75% of the Registrable Securities, and (ii) with respect to Section 2, 3 and 4 of this Agreement, by a written instrument signed by the Company and the holders of not less than 75% of the Preferred Stock and Conversion Stock then outstanding.

    4.4 NOTICES, ETC. All notices and other communications required or permitted hereunder shall be in writing and shall be mailed by registered mail, postage prepaid, or otherwise delivered by hand or by messenger, addressed (a) if to a Holder, to the address of such Holder as set forth on the records of the Company, or to such address as such Holder shall have furnished to the Company in writing, or, until any such Holder so furnishes an address to the Company, then to the address of the last holder of such Registrable Securities who has so furnished an address to the Company, or (b) if to the Company, one copy should be sent to 8650 Commerce Park Place, Suite N, Indianapolis, Indiana 46268 and addressed to the attention of the President, or at such other address as the Company shall have furnished to the Purchasers.

    4.5 DELAYS OR OMISSIONS. Except as expressly provided herein, no delay or omission to exercise any right, power, or remedy occurring to any Holder, upon any breach or default of the Company under this Agreement, shall impair any such right, power, or remedy of such Holder nor shall it be construed to be a waiver of any such breach or default, or an acquiescence therein, as of or in any similar breach or default therein occurring, nor shall any waiver of any single breach or default be deemed a waiver of any other breach or default theretofore or thereafter occurring. Any waiver, permit, consent or approval of any kind or character on the part of any Holder of any breach or default under this Agreement, or any waiver on the party of the Holder of any provisions or conditions of this Agreement, must be in writing and shall be effective only to the extent specifically set forth in such writing. All remedies, either under this Agreement or by law or otherwise afforded to any Holder, shall be cumulative and not alternative.

    4.6 COUNTERPARTS. This Agreement may be executed in any number of counterparts, each of which may be executed by less than all of the Purchasers, each of which shall be enforceable against the parties actually executing such counterparts, and all of which together shall constitute one instrument.

    4.7 TITLES AND SUBTITLES. The titles and subtitles used in this Agreement are used for convenience only and are not considered in construing or interpreting this Agreement.

    4.8 SEVERABILITY. In the event that any provision of this Agreement becomes or is declared by a court of competent jurisdiction to be illegal, unenforceable or void, this Agreement shall continue in full force and effect without said provision; provided that no such severability shall be effective if it materially changes the economic benefit of this Agreement to any party.

    The foregoing agreement is hereby executed as of the date first above written.


                                        "COMPANY"

                                        TEKSYN, INC.
                                        an Indiana corporation



                                        By:
                                            ----------------------------
                                            Gerald V. Roch

                                        Miller Venture Partners


                                        By:
                                            ----------------------------------

                                        Title:
                                               -------------------------------


                                        Hamco Capital Corporation


                                        By:
                                            ---------------------------------

                                        Title:
                                               ------------------------------


                                        H & Q London Ventures


                                        By:
                                            ---------------------------------

                                        Title:
                                               ------------------------------


                                        H&Q Taiwan Ventures C.V.


                                        By:
                                            ---------------------------------

                                        Title:
                                               ------------------------------


                                        The Independent Investment Company PLC


                                        By:
                                            ---------------------------------

                                        Title:
                                               ------------------------------

                                        Hambrecht & Quist Incorporated


                                        By:
                                            ---------------------------------

                                        Title:
                                               ------------------------------



                                        H & Q Group


                                        By:
                                            ---------------------------------

                                        Title:
                                               ------------------------------



                                        The Hambrecht Revocable 1980 Trust


                                        By:
                                            ---------------------------------

                                        Title:
                                               ------------------------------